Towd Point Mortgage Trust 2021-1 ABS-15G

Exhibit 99.4 - Schedule 6

Loan ID	Final Current Event Level	Current Exceptions	Collection Comments
3829526715	1		It appears that the loan will perform. The loan is next due for 02/01/2014; most recent payment was received on 01/10/2014. There is no evidence of delinquency.
7657228881	3	[3] Currently Delinquent Mortgage	It appears that the loan will perform. The loan is due for 1/1/2014; most recent payment received was 1/13/2014. Reason for default is unemployment. The loan is in default. The comments on 2/6/2014 indicate the borrower to bring account current without additional assistance. The borrower pursued loss mitigation efforts and was approved on 7/25/2013. The loan modified with an effective date of 9/XX/2013.
8126793183	1		It appears the loan will perform. The loan is currently due for 02/01/2014; last payment was received on 01/31/2014. Reason for default is loss of income. The Servicer granted the borrower a permanent loan modification on 06/XX/2013; the borrower's payment history reflects no further evidence of delinquency. The collection notes indicate the subject property sustained damage to the roof and an insurance claim was established on 03/18/2013; as of 06/05/2013, the property repairs have been completed and all insurance funds have been disbursed.
8601659952	1		It appears that the loan may perform with intervention. The loan is next due for 02/01/2014; most recent payment was received on 02/13/2014. The reason for delinquency is sited as unemployment. A loan modification was approved on 09/XX/2013 which advanced the due date to 10/01/2013 and extended the term to 360 months. No further loss mitigation efforts are evident within the review period.
2763968190	1		It appears that the loan will perform. The loan is due for 2/1/2014 with the most recent payment received on 1/31/2014. The reason for default was cited as curtailment of income. The account was brought current on 12/31/2013. There is no current loss mitigation activity. The last communication with the borrower was on 2/10/2014.
9316046839	1		It appears that the loan will perform. The loan is due for 03/01/2014; the last payment received was on 02/07/2014. The reason for delinquency is unknown. The borrower has recently brought the account current on their own without assistance of loss mitigation efforts.
9118496023	3	[3] Currently Delinquent Mortgage
[3]   MI Not Being Paid As Required
[3]   Borrower in BK - no relief granted
[2]   Current Bankruptcy
[1]   Mortgagor Deceased - Executor/Heir exists to dispose of property; identified and documented
			It appears that the loan will perform with intervention. The loan is due for 9/1/2013 with last payment was received on 2/27/2014. The reason for default is excessive obligations. The account is currently in foreclosure and was referred to legal counsel prior to the review period on 10/XX/2009, but proceedings were on hold for active bankruptcy. The borrower filed a chapter 13 bankruptcy, case numberXXX, on 12/XX/2009 which was discharged on 09/XX/2013. As of 03/11/2014, the bankruptcy hold has not been lifted from the subject loan. Collection commentary dated 08/14/2013 indicates the borrower is deceased as of 07/XX/2013; the borrower's spouse provided documentation confirmed that she is the executor of the borrower's estate. The borrower's spouse has not requested any loss mitigation assistance and there are no workout plans currently in process. The collection notes indicate the Servicer granted the borrower a permanent loan modification which the borrower defaulted on prior to the review period.
1865012294	1		It appears that the loan will perform. The loan is next due for 05/01/2014; the most recent payment received was on 04/08/2014. The reason for default is cited as curtailment of income. The loan was brought current through a modification and has remained in good standings since. The commentary indicates that the loan was modified on 02/XX/2014 advancing the due date from 08/01/2011 to 03/01/2014. The commentary reflects that the borrower previously filed a chapter 7 bankruptcy (case number XXX) on 05/XX/2013 which was discharged without reaffirmation on 08/XX/2013. Limited contact has been established with the borrower. There are no indications of damage, tax, or title issues in the commentary provided.
1755209987	3	[3] Cease and Desist Request Received From Mortgagor or 3rd Party	It appears that the loan will perform. The loan is next due for 04/08/2014; most recent payment was received on 03/04/2014. The RFD was cited as borrower illness. The account was referred to foreclosure on 10/XX/2013. The foreclosure was closed and billed on 02/XX/2014 due to loss mitigation assistance. The commentary indicated the loan was previously referred to foreclosure on 05/XX/2010; the date and reason the prior foreclosure was closed was not specified. An equity analysis was completed on 10/24/2013. The borrower previously filed chapter 13 bankruptcy on 07/XX/2010; the case number was not provided. The Motion for Relief was granted on 12/XX/2010. The bankruptcy was discharged on 10/XX/2013. A cease and desist letter was received on 09/27/2013 stopping all contact attempts with the borrower. The last contact with the borrower was established on 04/11/2014 at which time the borrower called in regarding the fees on their account as well as they requested to have the necessary documents sent to them to set up the account on auto draft. The loan was set up for a modification review on 12/21/2013. The account was initially approved for the modification on 01/XX/2014; however the comments on 01/29/2014 stated the loan was approved based on incorrect financial information and the file was sent back for review. The loan was later approved for a new modification in 02/2014. The modification process was completed on 02/XX/2014. The notes on 02/26/2014 stated a BPO was obtained; however the results of the property evaluation were not cited. A property inspection was last performed on 04/03/2014 indicating the home is occupied.
9187493891	1		It appears that the loan will perform. The loan is due for 05/01/2014; no payments were received during the review period. The reason for default was curtailment of income. The loan was delinquent from July 2013 through March 2014; the delinquency was cured with a modification effective on 04/XX/2014.
5433450034	2	[2] Mod1 Incomplete	It appears that the loan will perform. The loan is due for 04/01/2014; last payment was received 03/25/2014. There is no evidence of delinquency. No borrower contact was established during the review period.
6529199277	1		It appears that the loan will perform. The loan is due for 11/01/2013; with the last payment received on 10/15/2013. Reason for default was cited due to curtailment of income. The loan is currently up to date. Comments on 03/12/2013 indicate that the foreclosure was closed and billed due to a HAMP loan modification completed. There is no evidence of delinquent taxes or title issues.
2827558964	3	[3] Currently Delinquent Mortgage	It appears that the loan will perform with intervention. The loan is next due for 04/01/2014; last payment received was 03/17/2014. Reason for delinquency is excessive obligations. There was very little conatct with the borrower despite multiple attempts. There are no active loss mitigation options currently being pursued. There are no indications of title issues. There is no indication of a BPO value being returned or of damage to the subject property.
6085458818	3	[3] MI Not Being Paid As Required	It appears that the loan will perform. The loan is due for 05/01/2014 and the last payment made was on 04/16/2014. Collection comments cited the reason for default as an illness in the family. The loan is current since being reinstated. The file was previously in foreclosure however foreclosure proceedings were closed and billed due to the borrower reinstating the loan. The loan was reinstated on 05/XX/2013 bringing the account current and due for 06/01/2013.
1005982584	3	[3] Currently Delinquent Mortgage	It appears that the loan will perform with intervention. The loan is next due for 04/01/2014; the last payment received was 03/10/2014. Reason for delinquency was cited as curtailment of income. Comments indicate the loan was referred to foreclosure however that action was closed due to a reinstatement. Comments 08/16/2013 indicate that the loan was declined for modification due to Housing to Income ratio was below the program guidelines. Skip trace efforts have been unsuccessful. There is no indication of a BPO value being returned or of damage to the subject property.
1953372718	3	[3] Currently Delinquent Mortgage	It appears that the loan may perform with intervention. The loan is due for 02/01/2014; with the last payment received on 02/28/2014. The reason for default is unknown. The breach letter was sent to the borrower on 03/19/2014, but is no longer valid due to funds received and applied on 04/01/2014. Comments on 02/20/2012 indicate the borrower filed for chapter 7 bankruptcy prior to the review. The bankruptcy has since been discharged without reaffirmation. Filing date, case number, and discharge date are not provided. No active loss mitigation efforts are evident. The loan was under review for cash for keys with no response noted. Skip trace efforts are not evident.
3237551169	2	[2] Currently Delinquent Mortgage	It appears that the loan may perform with intervention. The loan is next due for 9/01/2013; the most recent payment received was on 10/31/2013. The account is currently in collections. The reason for default is curtailment of income. The loan's prior Servicer granted the borrower a loan modification on 06/XX/2013; the date the loan went back into delinquency is unknown. The account is currently under review for a modification and the servicer is waiting for requested documentation. There is no evidence of foreclosure being initiated by the servicer and the borrower has not filed bankruptcy during the review period. There was no evidence of tax or title issues.
6099349041	2	[2] Currently Delinquent Mortgage	It does not appear that the loan will perform. The loan is next due for 02/01/2012; no payments have been received in the past 24 months. The pay history reflected the payments made on 04/30/2012 and 05/31/2012 were reversed. The RFD is cited as the borrower is out of work due to an injury. The account is in foreclosure and was referred on 02/XX/2013. There is no evidence of any foreclosure steps being completed since the referral. The foreclosure was placed on multiple holds for loss mitigation with the most recent occurring on 07/XX/2013. The notes on 08/06/2013 stated the foreclosure can proceed; however there is no evidence of any further progress with the foreclosure process. The last contact with the borrower was established on 01/21/2014 at which time the borrower requested to have the account reviewed for a modification. The comments indicated a review was opened, and the borrower submitted documentation for the review. However, the loan was denied the modification on 04/24/2014 due to missing information. The collection comments reflected the loan was previously denied a modification on multiple occasions within the review period due to insufficient income. The account was also denied the HAMP on 07/31/2013; the reason for the denial was not cited. The comments on 07/03/2013 stated a BPO had been received; the details of the property evaluation were not provided.